SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 17, 2004
                               ------------------

                            INTERPHARM HOLDINGS, INC.
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               (Exact name of Registrant as specified in charter)

         Delaware                   0-22710                      13-3673965
-------------------------         ------------               -------------------
(State or other jurisdic-         (Commission                 (IRS Employer
  tion of incorporation)           File Number)              Identification No.)



                     69 Mall Drive, Commack, New York 11725
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 543-2800
                            -------------------------


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.       Description of Exhibit
========          =================================================
 99.1             Press Release, dated May 17, 2004 announcing Interpharm
                  Holdings, Inc.'s financial results for the three and nine-months ended March 31, 2004.




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